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             Merrill Lynch Non-Qualified Deferred Compensation Plan
                               Adoption Agreement
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Please complete the information requested in the Adoption Agreement to establish the specific provisions of your plan. This document and the Merrill Lynch Nonqualified Deferred Compensation Plan document govern the rights of Plan participants and should, therefore, be disclosed to participants and retained as part of your permanent records.

1.    Employer Information

A.    Name of Plan: Merrill Lynch Trust Co. FSB TTEE
                    --------------------------------
                    FBO Coffee Holding Co., Inc.
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B.    Name and address of employer sponsoring the Plan: Na Def Comp Plan/Gordon
      (Please provide employer's business name)

                           Coffee Holding Co., Inc
                           -----------------------
                           Business Name

                           4401 1st Avenue
                           ---------------
                           Address

                           Brooklyn, NY      11232-4201
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                           City    State      Zip Code

C. Provide employer's primary contact for the Plan and telephone and fax numbers. Also include the employer's tax identification number.

                           Andrew Gordon
                           -------------
                           Primary Contact

                           800-458-2233     718-832-0892
                           -----------------------------
                           Telephone Number  Fax Number

                           11-223811
                           ---------
                           Employer Tax Identification Number (TIN)

D. Give the first day of the 12-month period for which the employer pays taxes: NOV 01
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2.    Plan Information

A.    What is the effective date of the Plan: 12-31-04

B.    Plan Year End: December 31
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      Your "Plan Year" is the 12-consecutive month period for which you credit elective and matching deferrals and keep Plan records. Enter the last day of your Plan Year. For example, if you use the calendar year as your Plan Year, enter "December 31." If you use a different 12-month period - for instance, if your business ins on a fiscal year calendar - enter the last day of your fiscal year, e.g., "July 31."

3.    Eligible Employees

The following persons or classes of persons shall be Participants (enter the names or positions of individuals eligible to participate or the criteria used to identify Participants; e.g., "Those key employees of the Company selected by the Compensation Committee of the Board of Directors").

         Andrew Gordon
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4.    Compensation

Compensation is used to determine the amount of Elective Deferrals a Participant can elect Compensation under the Plan is defined as (select one):

|_| The Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or Affiliate to the extent that the amounts are includable in gross income, including but not limited to commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances, but not including those items excludable from the definition of compensation under section 1.415-d(2)(3) of the Treasury Regulations

|_| The regular or base salary payable to the individual by the Employer or an Affiliate, excluding commissions and bonuses.

|X| The cash compensation payable to the individual by the Employer or an Affiliate, including any commissions and bonuses.

|_| The cash bonuses payable to the individual by the Employer or Affiliate, For purposes of the Plan, Compensation will be determined before giving effect to Elective Deferrals and other salary reduction amounts that are not included in the participant's gross income under Code section 125, 401(k), 402(b) or 403(b).

5.    Contributions

A. Elective Deferrals. Participants may elect to reduce their Compensation and have Elective Deferrals credited to their Accounts by making an election under the Plan (which may be changed each year for later Plan Years as described in the Plan), but no Participant may defer more than 50% (1 to 100%) of his or her Compensation for a Plan Year.

B. Matching Deferrals. If the Employer elects to match Elective Deferrals, you must specify the determination period for which the Matching Deferral amounts are to be contributed to the Trust, specify the matching rate and indicate the amount of the Participant's Elective Deferral that will be matched. You may also elect to decide each year whether Matching Deferrals will be made and, if so, what that year's matching rate will be. For example, the Employer may decide to credit a Matching Deferral of, for example, 50 cents for each dollar of a Participant's Elective Deferrals, but limit the match to the first 5% of the Compensation deferred by the Participant. If you want to set a maximum dollar amount on the amount of Elective Deferrals that will be matched, insert the dollar amount and interval over which that amount is to be measured. For example, you could say that you will not match Elective Deferrals in excess of $1,000 per month. Matching Deferrals can be made after each payroll period, monthly, quarterly or annually, at the Employer's discretion. Matching Deferrals will be subject to the vesting schedule selected in Item 6A.


Select One:

|X| No Matching Deferrals will be credited.

|_| The Employer will contribute to the Trust a Matching Deferral amount as determined in this Item 5B as of the end of _____ each payroll period, _____ each calendar month, _____ each calendar quarter, or _____ each calendar year. The Employer will credit Matching Deferrals for each Participant equal to __% of the first __% of the Participant's Compensation which is elected as an Elective Deferral, but no Matching Deferral will be made on Elective Deferrals in excess of $________ per ________ (specify time period of applicable).

|_| The Employer will decide from year to year whether Matching Deferrals will be made and will notify Participants annually of the manner in which Matching Deferrals will be calculated for the subsequent year.

C. Discretionary Incentive Amounts. The Employer may at any time and from time to time determine to credit the Account of a Participant with an amount determined by the Employer in its sole and absolute discretion if the Employer elects to do so in this Item 5C. If an affirmative election is made in this Item 5C, the purpose or purposes for authorizing a discretionary Incentive amount to be credited to an Account of a Participant, the amount to be so credited, the terms and conditions, if any, that may apply with respect to the crediting of such amount, the "vesting" (as that term is defined in Section 6.1 of the Plan) schedule that may apply with respect to the amount so credited, and the manner in which such amount so credited shall be distributed shall be reflected in an attachment to this Adoption Agreement.

The Employer hereby elects to be able to determine to credit the Account of a Participant with a discretionary Incentive amount pursuant to and in accordance with Section 4.3 of the Plan and this Item 5C:

                    |_| Yes                     |X| No

6.    Vesting of Matching Deferrals and Discretionary Incentive Amounts

A.    Vesting Schedule for Matching Deferrals

      Indicate how the portion of a Participant's Account attributable to Matching Deferrals is to vest by selecting one of the following six vesting schedules:

      The following three options base the vesting of Matching Deferrals on a participant's Years of Service under the Plan:

         |X| 100% immediate

         |_| 100% after ______ Years of Service

         |_| 20% after ______ Years of Service and an addition 20% for each year thereafter

      The following two options base the vesting of Matching Deferrals on a Participant's Years of Service under the Plan performed after the Plan Year in which Matching Deferrals are credited (CLASS YEAR VESTING):

         |_| For Matching Deferrals in a given Plan Year, 100% after ______ Years of Service performed beginning after the last day of the Plan Year in which the Matching Deferrals are credited.

         |_| For Matching Deferrals in a given Plan Year, 20% per Year of Service performed beginning after the last day of the Plan Year in which the Matching Deferrals are credited.

|_| Other vesting schedule (specify): __________________________________________

________________________________________________________________________________

B.    Vesting Schedule for Discretionary Incentive Amounts.

      Indicate how the portion of a Participant's Account attributable to the Discretionary Incentive Amounts is to vest.

      Unless otherwise specified by the Employer at the time a Discretionary Incentive Amount is made, Discretionary Incentive Amounts vest in accordance with the following schedule (select one):

      The following three options base the vesting of Discretionary Incentive Amounts on a participant's Years of Service under the Plan

         |X| 100% immediate

         |_| 100% after ______ Years of Service

         |_| 20% after ______ Years of Service and an addition 20% for each year thereafter

The following two options base the vesting of Discretionary Incentive Amounts on a Participant's Years of Service under the Plan performed after the Plan Year in which Discretionary Incentive Amounts are credited (class year vesting):

         |_| For Discretionary Incentive Amounts in a given Plan year, 100% after ______ Years of Service performed beginning after the last day of the Plan Year in which the Discretionary Incentive Amounts are credited.

         |_| For Discretionary Incentive Amounts in a given Plan Year, 20% per Year of Service performed beginning after the last day of the Plan Year in which the Discretionary Incentive Amounts are credited.

|_| Other vesting schedule (specify): __________________________________________

________________________________________________________________________________


C.    Vesting Service

      Indicate whether you will give credit for vesting service for time spent with a predecessor employer, and if so, specify the maximum number of years and the type of predecessor service for which credit will be given. For vesting purposes (select one):

         |X| Service with a predecessor employer will not be considered

         |_| Service (up to a maximum of _____ years) with the following employer(s) will be considered:

________________________________________________________________________________

________________________________________________________________________________

7.    Accounts

If it is desired that the Trust assets be invested in accordance with Participant's deemed investment elections, each Participant's Account balance should be invested as a separate account. Otherwise, the Account balances of all Participants may be invested as a single fund (select one):

         |_| Account balances are to be invested separately

         |X| Account balances are to be invested as a single fund

8.    Investments

Investment Direction. The Employer may direct the investment of Trust assets or direct the Trustee to invest Trust assets in accordance with Participants' deemed investment elections (select one):

         |X| Trust assets are to be invested in accordance with Participants' deemed investment elections made in accordance with the terms of the Plan, until further notice from the Employer

         |_| Trust assets are to be invested in accordance with the Employer's attached investment instructions, until further notice from the Employer

9.    Retirement Age

The Retirement Age under the Plan is age _47_. A Participant terminating employment before Retirement Age for reasons other than death or Total and Permanent Disability will not be entitled to receive any installment payments elected on the Election Form.

10.  Withdrawals on Account of Unforeseeable Emergency

The Employer may permit a Participant to request to receive a distribution of all or a portion of the "vested" amounts allocated to the Account of the Participant in accordance with the provisions and requirements of Section 7.5 of the Plan and this Item 10 if the Employer affirmatively elects to permit such distributions in this Item 10.

The Employer hereby elects to permit withdrawals by a Participant of all or a portion of the "vested" amounts allocated to the Account of the Participant in the event of an "unforeseeable emergency" under the terms of the Plan:

                    |X| Yes                     |_| No

If the Employer elects to permit distributions in the event of an "unforeseeable emergency" (as that term is defined in Section 7.5 of the Plan), a request for such a distribution must be made by a Participant in accordance with the requirements of Section 7.5, if an unforeseeable emergency is determined to have occurred, the amount distributed to the Participant shall not exceed the maximum amount permitted in Section 7.5, and if an amount is so distributed, Elective Deferrals of the Participant will immediately terminate and the Participant may not again elect to defer compensation under Section 4.1 of the Plan until enrollment period for the Plan Year that begins at least twelve (12) months after such distribution.

11.   Administration

Plan Administrator. The Plan Administrator is legally responsible for the operation of the Plan, including:

      >> Keeping track of which employees are eligible to participate in the Plan and the date each employee becomes eligible to participate.

      >> Maintaining Participant's Accounts, including all sub-accounts required for different contribution types and payment elections, and keeping track of all elections made by Participants under the Plan and any other relevant information.

      >> Transmitting important communications to the Participants, and obtaining relevant information from Participants such as changes in investment selections.

      >> Filing important reports required to be submitted to governmental agencies.

The Plan Administrator will be the person or persons identified below:

  Andrew Gordon
--------------------     --------------------------      -----------------------
Name                     Name                            Name

  President/CEO
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Title                    Title                           Title

12.   Signatures

After reviewing the Adoption Agreement, enter the current date and the name of the Employer. The signature of the Employer or the person signing for the Employer must be witnessed. Note that the person signing for the Employer must be authorized to do so, such as by a resolution of the Employer's board of directors or governing bylaws.

While the Merrill Lynch Nonqualified Deferred Compensation Plan, including this Adoption Agreement, has been designed in a manner to permit Participants to defer federal income tax on amounts credited to their accounts until the amounts are actually paid, neither Merrill Lynch, Pierce, Fenner & Smith Incorporated, or the sponsor of this document, nor any of its affiliates ("Merrill Lynch") provide any assurances of that result in the Employer's particular situation or assume any responsibility in this regard. Please consult your tax advisor regarding the tax consequences of this Plan to you and your employees and the advisability of submitting this document to the Internal Revenue Service to obtain a ruling concerning those consequences. In addition, please consult your independent legal counsel with respect to securities law issues. By signing this Adoption Agreement, the Employer acknowledges that no representations or warranties as to the tax consequences to the Employer and Participants of the operation of this Plan have been made by Merrill Lynch.

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NOTICE: This Plan document will need to be amended before December 31, 2005 to comply with American Jobs Creation Act ("Act"). The Treasury Department is expected to issue additional guidance with respect to the Act. Although plan amendments are not yet required, the Plan must be operated in good faith compliance with the Act.
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   Coffee Holding Co., Inc.
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Name of Employer (Print or Type)

         Andrew Gordon                                Justin Amirault
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By                                              WITNESS

         /s/ Andrew Gordon                            /s/ Justin Amirault
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Authorized Signature                            Signature

         President/CEO                                Analyst
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Print Name and Title                            Print Name and Title

         12-22-04                                     12-22-04
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Date                                            Date